
                                                                 GROUP FLEXIBLE PREMIUM
[LOGO]    FIRST ALLMERICA FINANCIAL    440 Lincoln Street        VARIABLE LIFE INSURANCE
          LIFE INSURANCE COMPANY       Worcester, MA 01653       VARIABLE LIFE APPLICATION PART 1
------------------------------------------------------------------------------------------------
1 INSURED   THE PERSON UPON WHOSE LIFE THIS INSURANCE COVERAGE IS PROPOSED.
------------------------------------------------------------------------------------------------

---------------------------------------------------------
First Name             Middle                      Last

---------------------------------------------------------
Street Address                     Years at this Address

---------------------------------------------------------
City                 State                           Zip

(             )
---------------------------------------------------------
Daytime Telephone Number

M/_______D/_______Y/_______              ----------------
Date of Birth                            State of Birth

           -          -                  M / /     F / /
---------------------------------              Sex
Social Security Number


---------------------------------------------------------
Driver's License Number                             State

---------------------------------------------------------
Duties/Title

Date of Hire M/ ___________D/ _____________Y/____________

Are you able to perform all of the regular duties of your occupation at the usual place of employment on a full-time work schedule which is in no way
curtailed or altered because of health?   /  /Yes  /  /No

Have you smoked one or more cigarettes in the last 12 months?
/ /Yes    / /No

------------------------------------------------------------------------------------------------
2 LIFE INSURANCE BENEFIT
------------------------------------------------------------------------------------------------
The total amount of coverage applied for is $_______________.
Define coverage split between base and term rider.
Choose one:
/ /_____________% base and ________________% term OR
/ /$____________ base and $_________________ term

I WANT INSURANCE COVERAGE TO BE: (Choose one)

/ / Option 1 Level - Insurance coverage remains constant.

/ / Option 2 Adjustable - Insurance coverage changes with the value of your certificate

/ / Option 3 Level - Cash Value Accumulation Test
------------------------------------------------------------------------------------------------
3 BENEFICIARY
------------------------------------------------------------------------------------------------
The Primary Beneficiary is the person or entity who will receive the certificate proceeds.


---------------------------------------------------------------------
Name of Primary Beneficiary                   Relationship to Insured

If the beneficiary is a trust, please specify trust date.

M/________________ D/________________ Y/________________

------------------------------------------------------------------------------------------------
4 EMPLOYER
------------------------------------------------------------------------------------------------

---------------------------------------------------------
Name

---------------------------------------------------------
Street Address

---------------------------------------------------------
City                 State                    Zip
------------------------------------------------------------------------------------------------
5 CERTIFICATE OWNER      THE PERSON OR ENTITY EXERCISING THE CERTIFICATE'S CONTRACTUAL RIGHTS.
------------------------------------------------------------------------------------------------

------------------------------------------------------
Name

------------------------------------------------------
Street Address

------------------------------------------------------
City                State                  Zip

Social Security or Tax I.D. Number ________________________

Trust Date M/______D/ _______Y/ _______ (if Trust owned)

------------------------------------------------------------------------------------------------
6 REPLACEMENT OF OTHER CONTRACTS
------------------------------------------------------------------------------------------------
WILL THE PROPOSED CERTIFICATE REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE
CONTRACT?
/ /Yes        / /No

If yes, list company name and policy number.

---------------------------------------------------------

---------------------------------------------------------

Total life insurance currently in force $ _______________.


1162NY

------------------------------------------------------------------------------------------------
7 REMARKS
------------------------------------------------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

------------------------------------------------------------------------------------------------
ACKNOWLEDGMENTS AND SIGNATURES
------------------------------------------------------------------------------------------------
I acknowledge receipt of current Prospectuses describing the Group Flexible
Premium Variable Life Insurance certificate I am applying for, and the underlying Funds.

I UNDERSTAND THAT ANY DEATH BENEFITS IN EXCESS OF THE FACE AMOUNT AND ANY
CERTIFICATE VALUE OF THE FLEXIBLE PREMIUM VARIABLE LIFE INSUR-ANCE POLICY
APPLIED FOR, MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF
THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT. THE CERTIFICATE VALUE ALLOCATED TO
THE FIXED ACCOUNT WILL ACCUMULATE INTEREST AT A RATE SET BY THE COMPANY WHICH
WILL NOT BE LESS THAN THE MINIMUM GUARANTEED RATE OF 4% ANNUALLY. THERE IS NO
GUARANTEED MINIMUM CERTIFICATE VALUE. THE CERTIFICATE VALUE MAY DECREASE TO
THE POINT WHERE THE CERTIFICATE WILL LAPSE AND PROVIDE NO FURTHER DEATH
BENEFIT WITHOUT ADDITIONAL PREMIUM PAYMENTS.

It is agreed that: (1) The application consists of this application form, the medical questionnaire, if applicable, and the supplemental application to allocate premium; (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the certifi-cate is delivered and the premium is paid during the lifetime of the pro-posed insured and then only if the proposed insured has not consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application, if applicable, since its completion; but, if the premium is paid prior to delivery of the policy and a conditional receipt is delivered by the representative, insurance will be effective subject to terms of the conditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

I understand that I may request the termination of my life insurance coverage by notifying the [company] in writing.


---------------------------------------------------------
Signature of Insured                                 Date

---------------------------------------------------------
Signature of Owner (if other than Insured)           Date

---------------------------------------------------------
Signed at City                State

---------------------------------------------------------
Official Title/Capacity
------------------------------------------------------------------------------------------------
FOR REGISTERED REPRESENTATIVE USE ONLY
------------------------------------------------------------------------------------------------
Does the certificate applied for replace an existing annuity or life insurance policy?
/ /Yes           / /No

If yes, attach replacement forms as required.

As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded, to the best of my knowledge and belief.

Based on the information furnished by the Owner or Insured in this application, I certify that I have reasonable grounds for believing the purchase of the certificate applied for is suitable for the Owner. I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.


---------------------------------------------------------
Signature of Registered Representative               Date

---------------------------------------------------------
Print Name of Registered Representative         Reg Rep #

(   )                           (   )
---------------------------------------------------------
Telephone                       FAX

---------------------------------------------------------
Name of Broker/Dealer           Branch #

---------------------------------------------------------
Branch Office Street Address

---------------------------------------------------------
City               State              Zip

------------------------------------------------------------------------------------------------
FOR HOME OFFICE USE ONLY
------------------------------------------------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------



11627NY


                                                          SUPPLEMENT TO APPLICATION FORM
[LOGO]  FIRST ALLMERICA FINANCIAL    440 Lincoln Street   FOR GROUP FLEXIBLE PREMIUM
        LIFE INSURANCE COMPANY       Worcester, MA 01653  VARIABLE LIFE INSURANCE
------------------------------------------------------------------------------------------------

Proposed Insured __________________________________________________
------------------------------------------------------------------------------------------------
1. ALLOCATION OF NET PREMIUM
------------------------------------------------------------------------------------------------
The total allocation, in WHOLE PERCENTAGES MUST, TOTAL 100%. Please refer to the Prospectuses for a definition of "net premium" and for information about the Fixed Account and other sub-accounts of the Separate Account.

       Investment Options                                                       Investment Objective
       ------------------                                                       -------------------
                                                                       ___________
[__________% Morgan Stanley Dean Witter Technology Portfolio
___________% Allmerica Select Strategic Growth Fund
___________% Allmerica Select Aggressive Growth Fund                                Aggressive Growth
___________% Allmerica Select Capital Appreciation Fund
___________% Allmerica Select Value Opportunity Fund                   ___________
___________% Allmerica Select Emerging Markets Fund
___________% Allmerica Select International Equity Fund                             International
___________% Fidelity VIP Overseas Portfolio
___________% T. Rowe Price International Stock Portfolio               ___________
___________% Fidelity VIP Growth Portfolio
___________% Allmerica Select Growth Fund                                           Growth
___________% Allmerica Core Equity Fund
___________% Fidelity VIP II Contrafund                                ___________
___________% Allmerica Select Growth & Income Fund
___________% Fidelity VIP II Index 500 Portfolio                                    Growth/Income
___________% Fidelity VIP Equity-Income Portfolio                      ___________
___________% Fidelity VIP High Income Portfolio
___________% Allmerica Select Investment Grade Income Fund                          Income
___________% Allmerica Government Bond Fund                            ___________
___________% Allmerica Money Market Fund                                            Capital Preservation
___________% Fixed Account                                             ___________
___________% ---------------------------------------
___________% ---------------------------------------
___________% ---------------------------------------
___________% ---------------------------------------
   100     % Total                                  ]

I understand that funds may be deposited to a MAXIMUM of twenty sub-accounts. ALL NET
PAYMENTS WILL BE ALLOCATED TO THE ALLMERICA MONEY MARKET FUND UNLESS SPECIFIED OTHERWISE.

(Continued on back. Complete Registered Representative's Report on back of this form for
NASD required information)




11626NY

------------------------------------------------------------------------------------------------
2. MONTHLY INSURANCE AND ADMINISTRATIVE CHARGES
------------------------------------------------------------------------------------------------

Monthly insurance and administrative charges will be deducted pro-rata from all sub-accounts noted on the front of this form unless otherwise indicated by written request.

I acknowledge receipt of a current prospectus describing the Group Flexible Premium Variable
Life Insurance, including the underlying funds.

I UNDERSTAND THAT THE DEATH BENEFIT AND DURATION OF COVERAGE FOR THE GROUP FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE APPLIED FOR MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT
EXPERIENCE OF THE SUB-ACCOUNTS OF THE FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT.

I UNDERSTAND THAT THE CERTIFICATE VALUE FOR THE GROUP FLEXIBLE PREMIUM VARIABLE LIFE
INSURANCE CERTIFICATE APPLIED FOR MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT
EXPERIENCE OF THE SUB-ACCOUNTS OF THE FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT, AND IS NOT GUARANTEED AS TO DOLLAR AMOUNT. THERE IS NO GUARANTEED MINIMUM
CERTIFICATE VALUE.

I believe that Group Flexible Premium Variable Life Insurance is consistent with my investment objectives and financial needs.

Signature of Owner and Capacity

------------------------------------------------------------------------------------------------

Signed at (City and State)                         Date

------------------------------------------------- ----------------------------------------------

------------------------------------------------------------------------------------------------
3. SPECIAL REQUESTS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
REGISTERED REPRESENTATIVE'S REPORT
------------------------------------------------------------------------------------------------

1. The Owner  / /is   / /is not an associated person of another broker/dealer.

2. Based on information furnished by the Owner, I believe that a Group Flexible Premium
   Variable Life Insurance certificate is consistent with the Owner's investment objectives for
   (state objectives):

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
3. The Owner's tax status is (indicate tax bracket and any other pertinent tax information):


------------------------------------------------------------------------------------------------
4. I certify that reasonable effort was made to obtain and record information pertaining to the suitability of this application.

5. I further certify that the Prospectuses were delivered, and that no written sales materials were used other than those furnished or approved by the Principal Office.

   Signature                                         Underwriting Approval


  ------------------------------------------------- --------------------------------------------
  Registered Representative                         (Completed in Principal Office)



11626NY


                                                                 APPLICATION FORM FOR GROUP
[LOGO]    FIRST ALLMERICA FINANCIAL    440 Lincoln Street        FLEXIBLE PREMIUM LIFE
          LIFE INSURANCE COMPANY       Worcester, MA 01653       INSURANCE CERTIFICATE - PART 1A
------------------------------------------------------------------------------------------------

Insured Name:___________________________________________________________
------------------------------------------------------------------------------------------------
1. INSURED'S HEALTH
------------------------------------------------------------------------------------------------
1a. Have you ever had any of the following conditions:

                                  Yes  No
     Kidney Disorder             / /  / /
     Heart Disease or Stroke     / /  / /
     Cancer                      / /  / /
     Diabetes                    / /  / /

1b. In the past 10 years, has a member of the medical profession diagnosed or treated you for immune system disorder, including acquired immune deficiency syndrome (AIDS) or AIDS-related complex (ARC)?

              Yes / /  No / /

1c. Have you had an illness or injury during the last six months that has prevented you from working five consecutive days?
              Yes / /  No / /        If yes, please explain:

  -----------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------

1d. Please provide the name of the last physician consulted, date and reason for consultation:

  -----------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
2. INSURED'S ACTIVITIES
----------------------------------------------------------------------------------------------

2a. During the last three years, have you had a motor vehicle license suspended or revoked or were you convicted of either driving while intoxicated or of more than one moving violation?
               Yes / /  No / /       If yes, please explain:

  -----------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------

2b. During the past three years, have you participated in or intend to participate in:

    / /  Scuba diving / /  Skydiving / /  Motor racing

   / /  Hang gliding or similar flying activity

2c. During the past three years, have you flown or intend to fly as a trainee, pilot or crew member?

                Yes / /  No / /

2d. Will you be traveling outside of the United States or Canada in the next six months?

                Yes / /  No / /    If yes, please indicate country:
--------------------------------------------------------------------------------------------
SIGNATURES
--------------------------------------------------------------------------------------------

I understand and agree that the foregoing statements and answers are correct, complete and true and have been accurately recorded to the best of my knowledge and belief, and that they shall be part of the certificate if issued.


-------------------------------------------------------------- ---------------------------------
Signature of Proposed Insured                                  Signed at City,           State


-------------------------------------------------------------- ---------------------------------
Name of Proposed Insured                                       Date

11645NY


                                                                 ENROLLMENT FORM FOR
[LOGO]    FIRST ALLMERICA FINANCIAL    440 Lincoln Street        EXECUTIVE CHOICE
          LIFE INSURANCE COMPANY       Worcester, MA 01653       CERTIFICATE - PART 1A
------------------------------------------------------------------------------------------------

Insured Name:___________________________________________________________
------------------------------------------------------------------------------------------------
1. INSURED'S HEALTH
------------------------------------------------------------------------------------------------
1a. Have you ever had any of the following conditions:

                                  Yes  No
     Kidney Disorder             / /  / /
     Heart Disease or Stroke     / /  / /
     Cancer                      / /  / /
     Diabetes                    / /  / /

1b. In the past 10 years, has a member of the medical profession diagnosed or treated you for immune system disorder, including acquired immune deficiency syndrome (AIDS) or AIDS-related complex (ARC)?

              Yes / /  No / /

1c. Have you had an illness or injury during the last six months that has prevented you from working five consecutive days?

              Yes / /  No / /        If yes, please explain:

  -----------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------

1d. Please provide the name of the last physician consulted, date and reason for consultation:

  -----------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
2. INSURED'S ACTIVITIES
----------------------------------------------------------------------------------------------

2a. During the last three years, have you had a motor vehicle license suspended or revoked or were you convicted of either driving while intoxicated or of more than one moving violation?

               Yes / /  No / /           If yes, please explain:

  -----------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------

2b. During the past three years, have you participated in or intend to participate in:

    / /  Scuba diving / /  Skydiving / /  Motor racing

   / /  Hang gliding or similar flying activity

2c. During the past three years, have you flown or intend to fly as a trainee, pilot or crew member?

                Yes / /  No / /

2d. Will you be traveling outside of the United States or Canada in the next six months?

                Yes / /  No / /    If yes, please indicate country:
--------------------------------------------------------------------------------------------
SIGNATURES
--------------------------------------------------------------------------------------------

I understand and agree that the foregoing statements and answers are correct, complete and true and have been accurately recorded to the best of my knowledge and belief, and that they shall be part of the certificate if issued.


-------------------------------------------------------------- ---------------------------------
Signature of Proposed Insured                                  Signed at City,           State


-------------------------------------------------------------- ---------------------------------
Name of Proposed Insured                                       Date

11645


                                                          SUPPLEMENT TO APPLICATION FORM
[LOGO]  FIRST ALLMERICA FINANCIAL    440 Lincoln Street   FOR GROUP FLEXIBLE PREMIUM
        LIFE INSURANCE COMPANY       Worcester, MA 01653  VARIABLE LIFE INSURANCE
------------------------------------------------------------------------------------------------

Proposed Insured __________________________________________________
------------------------------------------------------------------------------------------------
1. ALLOCATION OF NET PREMIUM
------------------------------------------------------------------------------------------------
The total allocation, in WHOLE PERCENTAGES MUST, TOTAL 100%. Please refer to the Prospectuses for a definition of "net premium" and for information about the Fixed Account and other sub-accounts of the Separate Account.

       Investment Options                                                       Investment Objective
       ------------------                                                       -------------------
                                                                       ___________
[__________% Morgan Stanley Dean Witter Technology Portfolio
___________% Allmerica Select Strategic Growth Fund
___________% Allmerica Select Aggressive Growth Fund                                Aggressive Growth
___________% Allmerica Select Capital Appreciation Fund
___________% Allmerica Select Value Opportunity Fund                   ___________
___________% Allmerica Select Emerging Markets Fund
___________% Allmerica Select International Equity Fund                             International
___________% Fidelity VIP Overseas Portfolio
___________% T. Rowe Price International Stock Portfolio               ___________
___________% Fidelity VIP Growth Portfolio
___________% Allmerica Select Growth Fund                                           Growth
___________% Allmerica Core Equity Fund
___________% Fidelity VIP II Contrafund                                ___________
___________% Allmerica Select Growth & Income Fund
___________% Fidelity VIP II Index 500 Portfolio                                    Growth/Income
___________% Fidelity VIP Equity-Income Portfolio                      ___________
___________% Fidelity VIP High Income Portfolio
___________% Allmerica Select Investment Grade Income Fund                          Income
___________% Allmerica Government Bond Fund                            ___________
___________% Allmerica Money Market Fund                                            Capital Preservation
___________% Fixed Account                                             ___________
___________% ---------------------------------------
___________% ---------------------------------------
___________% ---------------------------------------
___________% ---------------------------------------
    100    % Total                                  ]

I understand that funds may be deposited to a MAXIMUM of twenty sub-accounts. ALL NET
PAYMENTS WILL BE ALLOCATED TO THE ALLMERICA MONEY MARKET FUND UNLESS SPECIFIED OTHERWISE.

(Continued on back. Complete Registered Representative's Report on back of this form for
NASD required information)




11626NY

------------------------------------------------------------------------------------------------
2. MONTHLY INSURANCE AND ADMINISTRATIVE CHARGES
------------------------------------------------------------------------------------------------

Monthly insurance and administrative charges will be deducted pro-rata from all sub-accounts noted on the front of this form unless otherwise indicated by written request.

I acknowledge receipt of a current prospectus describing the Group Flexible Premium Variable
Life Insurance, including the underlying funds.

I UNDERSTAND THAT THE DEATH BENEFIT AND DURATION OF COVERAGE FOR THE GROUP FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE APPLIED FOR MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT
EXPERIENCE OF THE SUB-ACCOUNTS OF THE FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT.

I UNDERSTAND THAT THE CERTIFICATE VALUE FOR THE GROUP FLEXIBLE PREMIUM VARIABLE LIFE
INSURANCE CERTIFICATE APPLIED FOR MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT
EXPERIENCE OF THE SUB-ACCOUNTS OF THE FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT, AND IS NOT GUARANTEED AS TO DOLLAR AMOUNT. THERE IS NO GUARANTEED MINIMUM
CERTIFICATE VALUE.

I believe that Group Flexible Premium Variable Life Insurance is consistent with my investment objectives and financial needs.

Signature of Owner and Capacity

------------------------------------------------------------------------------------------------

Signed at (City and State)                         Date

------------------------------------------------- ----------------------------------------------

------------------------------------------------------------------------------------------------
3. SPECIAL REQUESTS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
REGISTERED REPRESENTATIVE'S REPORT
------------------------------------------------------------------------------------------------

1. The Owner  / /is   / /is not an associated person of another broker/dealer.

2. Based on information furnished by the Owner, I believe that a Group Flexible Premium
   Variable Life Insurance certificate is consistent with the Owner's investment objectives for
   (state objectives):

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
3. The Owner's tax status is (indicate tax bracket and any other pertinent tax information):


------------------------------------------------------------------------------------------------
4. I certify that reasonable effort was made to obtain and record information pertaining to the suitability of this application.

5. I further certify that the Prospectuses were delivered, and that no written sales materials were used other than those furnished or approved by the Principal Office.

   Signature                                         Underwriting Approval


  ------------------------------------------------- --------------------------------------------
  Registered Representative                         (Completed in Principal Office)



11626NY


                                                                 APPLICATION FORM FOR GROUP
[LOGO]    FIRST ALLMERICA FINANCIAL    440 Lincoln Street        FLEXIBLE PREMIUM LIFE
          LIFE INSURANCE COMPANY       Worcester, MA 01653       INSURANCE CERTIFICATE - PART 1A
------------------------------------------------------------------------------------------------

Insured Name:___________________________________________________________
------------------------------------------------------------------------------------------------
1. INSURED'S HEALTH
------------------------------------------------------------------------------------------------
1a. Have you ever had any of the following conditions:

                                  Yes  No
     Kidney Disorder             / /  / /
     Heart Disease or Stroke     / /  / /
     Cancer                      / /  / /
     Diabetes                    / /  / /

1b. In the past 10 years, has a member of the medical profession diagnosed or treated you for immune system disorder, including acquired immune deficiency syndrome (AIDS) or AIDS-related complex (ARC)?

              Yes / /  No / /

1c. Have you had an illness or injury during the last six months that has prevented you from working five consecutive days?
              Yes / /  No / /        If yes, please explain:

  -----------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------

1d. Please provide the name of the last physician consulted, date and reason for consultation:

  -----------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
2. INSURED'S ACTIVITIES
----------------------------------------------------------------------------------------------

2a. During the last three years, have you had a motor vehicle license suspended or revoked or were you convicted of either driving while intoxicated or of more than one moving violation?
               Yes / /  No / /       If yes, please explain:

  -----------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------

2b. During the past three years, have you participated in or intend to participate in:

    / /  Scuba diving / /  Skydiving / /  Motor racing

   / /  Hang gliding or similar flying activity

2c. During the past three years, have you flown or intend to fly as a trainee, pilot or crew member?

                Yes / /  No / /

2d. Will you be traveling outside of the United States or Canada in the next six months?

                Yes / /  No / /    If yes, please indicate country:
--------------------------------------------------------------------------------------------
SIGNATURES
--------------------------------------------------------------------------------------------

I understand and agree that the foregoing statements and answers are correct, complete and true and have been accurately recorded to the best of my knowledge and belief, and that they shall be part of the certificate if issued.


-------------------------------------------------------------- ---------------------------------
Signature of Proposed Insured                                  Signed at City,           State


-------------------------------------------------------------- ---------------------------------
Name of Proposed Insured                                       Date

11645NY